DEER PARK TOTAL RETURN CREDIT FUND

Class A	Ticker: DPFAX
Class C	Ticker: DPFNX
Class I	Ticker: DPFCX

(a series of Northern Lights Fund Trust)

Supplement dated July 11, 2024 to the Prospectus and Statement of Additional Information (“SAI”) dated January 29, 2024

Please be advised that on June 26, 2024, Princeton Fund Advisors, LLC proposed, and the Board of Trustees approved, a reduction in the annual investment advisory fee from 1.84% to 1.49%, and a reduction in the annual expense limitation of 0.45%. All references in the prospectus and SAI to the investment advisory agreement and expense limitation agreement are amended to reflect the reduced fees and expenses. The Fund’s fee table and the expense example in the prospectus is amended and restated as shown below:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.49%	1.49%	1.49%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Interest Expense	0.26%	0.26%	0.26%
Other Expenses	0.29%	0.29%	0.29%
Acquired Funds Fee and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.30%	3.05%	2.05%
Fee Waiver and/or Expense Reimbursement(2)	(0.48)%	(0.48)%	(0.48)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expenses Reimbursement	1.82%	2.57%	1.57%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Trust, on behalf of the Fund, has entered into an operating expense limitation agreement with the Princeton Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser has contractually agreed to waive management fees and to make payments to limit Fund expenses, until at least January 31, 2026 so that the total annual operating expenses (exclusive of certain fees or expenses) do not exceed 1.55%, 2.30% and 1.30% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. The agreement excludes any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser) from the expense limitation. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and the limits at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days written notice to the Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$749	$1,209	$1,693	$3,024
Class C	$260	$897	$1,559	$3,331
Class I	$160	$596	$1,059	$2,341

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information, dated January 29, 2024. This supplement should be read in conjunction with the Prospectus and Statement of Additional Information and should be retained for future reference.